Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual report of LuxUrban Hotels Inc. and Subsidiaries (the “Company”) on Form 10-K for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian L. Ferdinand, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2024

/s/ Brian L. Ferdinand
Brian L. Ferdinand
Chairman and Chief Executive Officer
(Principal Executive Officer)